                         SUPPLEMENT TO THE PROSPECTUSES

                    WARBURG PINCUS SMALL COMPANY VALUE FUND

The following information modifies certain information contained in the section of the fund's Prospectuses entitled "Performance Summary--Average Annual Total Returns."

In light of the fund's value stock emphasis, the fund has changed its performance benchmark from the Russell 2000 Index to the Russell 2000 Value Index. The Russell 2000 Value Index is an unmanaged index (with no defined objective) of those companies in the Russell 2000 Index with lower price-to-book and lower forecasted growth values. For the one-year period ended December 31, 1999, and for the period December 29, 1995 (fund inception date) through December 31, 1999, the average annual total returns for the Russell 2000 Value Index were -1.49% and 10.19%, respectively. The average annual total returns for the fund's Common Class shares for the same periods were 7.55% and 14.21%, respectively. The average annual total returns for the fund's Advisor Class shares for the same periods were 7.22% and 13.96%, respectively.

Dated: May 2, 2000                                                       16-0500
                                                                             for
                                                                           WPUSS
                                                                           ADSCV